UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016

PDL BioPharma, Inc.
(Exact name of Company as specified in its charter)

000-19756
(Commission
File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 6, 2016, PDL BioPharma, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that on July 1, 2016 (i) the Company entered into an Investment and Stockholders’ Agreement by and among Noden Pharma DAC (“Noden”), a newly-formed, majority-owned subsidiary of the Company organized under the laws of Ireland, the Company and certain members of Noden management and (ii) Noden completed the acquisition of exclusive worldwide rights to manufacture, market, and sell the branded prescription medicine product sold under the name Tekturna® and Tekturna HCT® in the United States and Rasilez® and Rasilez HCT® in the rest of the world (collectively, the "acquired products") and certain related assets and liabilities pursuant to an Asset Purchase Agreement, dated as of May 24, 2016, by and between, Novartis AG, a company organized under the laws of Switzerland, Novartis Pharma AG, a company organized under the laws of Switzerland, Speedel Holding AG, a company organized under the laws of Switzerland, and Noden (the “Acquisition”).

The Company is filing this amendment to the Initial Filing (the "Amendment") to include the financial information described under Item 9.01 below. The Amendment should be read in conjunction with the Initial Filing and the Company's other filings with the Securities and Exchange Commission ("SEC"). Except as stated herein, the Amendment does not reflect events occurring after the date of the Initial Filing and no attempt has been made in the Amendment to modify or update other disclosures as presented in the Initial Filing.

Item 9.01 Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

The Company's investment in Noden resulted in PDL holding an equity interest of 98.8% in Noden, with the Minority Interest held by the chief executive officer of Noden. Noden was specifically set up in contemplation of this transaction and has no historical financial statements or business activities prior to the transaction.

The Company has been advised by the Sellers that it is impracticable to prepare full or "carve-out" financial statements related to the acquired products in order to enable the Company to file financial statements as required by Rule 3-05 of Regulation S-X.

Pursuant to a letter dated June 6, 2016 from the staff of the Division of Corporate Finance (the “Division”) of the SEC, the Division stated that it will not object to the Company’s proposal to provide abbreviated financial statements in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

As a result, the Company is filing with the Amendment, the following financial statements and notes thereto related to the acquired products:

•
The audited special purpose financial statements, which comprise a statement of assets acquired as of December 31, 2015, the related statement of revenues and direct expenses for the year ended December 31, 2015 and the notes thereto, which are filed as Exhibit 99.1.

•
The unaudited special purpose interim financial statements, which comprise a statement of assets acquired as of June 30, 2016, related statement of revenues and direct expenses for the six months ended June 30, 2016 and 2015 and the notes thereto, which are filed as Exhibit 99.2.

(b)                 Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 assumes that the Acquisition occurred on June 30, 2016. The unaudited pro forma condensed combined statements of income for the year ended December 31, 2015 and the six months ended June 30, 2016 assume that the Acquisition occurred on January 1, 2015. The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2015 and the six months ended June 30, 2016 are filed as Exhibit 99.3 to this Current Report.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers AG.

99.1
The audited Special Purpose Financial Statements (Statement of Assets Acquired as of December 31, 2015, Related Statement of Revenues and Direct Expenses for the year ended December 31, 2015 and the Notes thereto).

99.2
The unaudited Special Purpose Interim Financial Statements (Statement of Assets Acquired as of June 30, 2016, Related Statement of Revenues and Direct Expenses for the six months ended June 30, 2016 and 2015 and the Notes thereto).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.

By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President and Chief Financial Officer

Dated: September 13, 2016

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers AG.

99.1
The audited Special Purpose Financial Statements (Statement of Assets Acquired as of December 31, 2015, Related Statement of Revenues and Direct Expenses for the year ended December 31, 2015 and the Notes thereto).

99.2
The unaudited Special Purpose Interim Financial Statements (Statement of Assets Acquired as of June 30, 2016, Related Statement of Revenues and Direct Expenses for the six months ended June 30, 2016 and 2015 and the Notes thereto).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income.

5